Exhibit 10.10

ESCROW DEPOSIT AGREEMENT

This ESCROW DEPOSIT AGREEMENT (this “Agreement”) dated as of this [__] day of [_____] 201[_], by and among Happiness Biotech Group Limited, a Cayman Islands company (the “Company”), having an address at No. 11, Dongjiao East Road, Shuangxi, Shunchang, Nanping City, Fujian Province, People’s Republic of China, Univest Securities, LLC, a New York limited liability company. (the “Underwriter”), having an address at 375 Park Avenue, Suite 1502, New York, NY 10152, and SIGNATURE BANK (the “Escrow Agent”), a New York State chartered bank, having an office at 950 Third Ave., 9th floor, New York, NY 10022. All capitalized terms not herein defined shall have the meaning ascribed to them in that certain Prospectus, dated March 28, 2019, including all attachments, schedules and exhibits thereto (the “Prospectus”).

W I T N E S S E T H:

WHEREAS, pursuant to the Prospectus, the Company desires to sell (the “Offering”) a minimum of $5,500,000 (the “Minimum Amount”) and a maximum of $11,000,000 (the “Maximum Amount”) of its ordinary shares (the “Shares”), par value $0.0005 per Share. Each Share is being sold at a price of $5.50 per Share; and

WHEREAS, unless the Minimum Amount is sold by [insert Termination Date] (the “Termination Date”), or by [insert Final Termination Date]  (the “Final Termination Date”) if the Termination Date has been extended by Company and the Underwriter, the Offering shall terminate and all funds shall be returned to the subscribers in the Offering, and if the Minimum Amount is met, the Offering may continue until the Termination Date or Final Termination Date if extended; and

WHEREAS, the Company and Underwriter desire to establish an escrow account with the Escrow Agent into which the Company and Underwriter shall instruct Investors introduced to the Company by Underwriter (the “Investors”) to deposit checks and other instruments for the payment of money made payable to the order of “Signature Bank as Escrow Agent for Happiness Biotech Group Ltd ,” and Escrow Agent is willing to accept said checks and other instruments for the payment of money in accordance with the terms hereinafter set forth; and

WHEREAS, the Company, as issuer, and Underwriter, as an introducing broker-dealer, represent and warrant to the Escrow Agent that they will comply with all of their respective obligations under applicable state and federal securities laws and regulations with respect to sale of the Offering; and

WHEREAS, the Company and Underwriter represent and warrant to the Escrow Agent that they have not stated to any individual or entity that the Escrow Agent’s duties will include anything other than those duties stated in this Agreement; and

WHEREAS, the Company and Underwriter warrant to the Escrow Agent that a copy of each document that has been delivered to Investors and third parties that include Escrow Agent’s name and duties, has been attached hereto as Schedule I.

NOW, THEREFORE, IT IS AGREED as follows:

1. Delivery of Escrow Funds.

(a) Underwriter and the Company shall instruct Investors to deliver to Escrow Agent checks made payable to the order of “Signature Bank, as Escrow Agent for Happiness Biotech Group Limited,” or wire transfer to Signature Bank, 950 Third Ave., 9th floor, New York, NY 10022, ABA No. 026013576 for credit to Signature Bank, as Escrow Agent for Happiness Biotech Group Ltd , Account No. _____________, in each case, with the name and address of the individual or entity making payment. In the event any Investor’s address is not provided to Escrow Agent by the Investor, then Underwriter and/or the Company agree to promptly provide Escrow Agent with such information in writing. The checks or wire transfers shall be deposited into a non interest-bearing account at Signature Bank entitled “Happiness Biotech Group Ltd., Signature Bank, as Escrow Agent” (the “Escrow Account”).

(b) The collected funds deposited into the Escrow Account are referred to as the “Escrow Funds.”

(c) The Escrow Agent shall have no duty or responsibility to enforce the collection or demand payment of any funds deposited into the Escrow Account. If, for any reason, any check deposited into the Escrow Account shall be returned unpaid to the Escrow Agent, the sole duty of the Escrow Agent shall be to return the check to the Investor and advise the Company and Underwriter promptly thereof.

2. Release of Escrow Funds. The Escrow Funds shall be paid by the Escrow Agent in accordance with the following:

(a) In the event that the Company and Underwriter advise the Escrow Agent in writing that the Offering has been terminated (the “Termination Notice”), the Escrow Agent shall promptly return the funds paid by each Investor to said Investor without interest or offset.

(b) If prior to 3:00 P.M. Eastern time on the Termination Date, the Escrow Agent receives written notice, in the form of Exhibit A, attached hereto and made a part hereof, and signed by the Company and Underwriter, stating that the Termination Date has been extended to the Final Termination Date (the “Extension Notice”), then the Termination Date shall be so extended.

(c) Provided that the Escrow Agent does not receive the Termination Notice in accordance with Section 2(a) and there is the Minimum Amount deposited into the Escrow Account on or prior to later of the Termination Date or the date stated in the Extension Notice, if any, received by the Escrow Agent in accordance with Section 2(b) above, the Escrow Agent shall, upon receipt of written instructions, in the form of Exhibit B, attached hereto and made a part hereof, or in a form and substance satisfactory to the Escrow Agent, received from the Company and Underwriter, pay the Escrow Funds in accordance with such written instructions, such payment or payments to be made by wire transfer within one (1) business day of receipt of such written instructions. Such instructions must be received by the Escrow Agent no later than 3:00 PM Eastern Time on a Banking Day for the Escrow Agent to process such instructions that Banking Day.

(d) If by 3:00 P.M. Eastern time on the later of the Termination Date or the date stated in the Extension Notice, if any, that the Escrow Agent has received in accordance with Section 2(b) above, the Escrow Agent has not received written instructions from the Company and Underwriter regarding the disbursement of the Escrow Funds or the total amount of the Escrow Funds is less than the Minimum Amount, then the Escrow Agent shall promptly return the Escrow Funds to the Investors without interest or offset and close the Escrow Account immediately thereafter. The Escrow Funds returned to each Investor shall be free and clear of any and all claims of the Escrow Agent.

(e) The Escrow Agent shall not be required to pay any uncollected funds or any funds that are not available for withdrawal.

(f) If the Termination Date, Final Termination Date or any date that is a deadline under this Agreement for giving the Escrow Agent notice or instructions or for the Escrow Agent to take action is not a Banking Day, then such date shall be the Banking Day that immediately preceding that date. A “Banking Day” is any day other than a Saturday, Sunday or a day that a New York State chartered bank is not legally obligated to be opened.

3. Acceptance by Escrow Agent. The Escrow Agent hereby accepts and agrees to perform its obligations hereunder, provided that:

(a) Upon execution of this Agreement, the Company shall execute and deliver to Escrow Agent Exhibit C hereto and the Underwriter shall execute and deliver to Escrow Agent Exhibit C-1 hereto (together with Exhibit C, each a “Certificate”), for the purpose of (i) establishing the identity of each respective authorized representative(s) of the Company and the Underwriter entitled to singly initiate and/or confirm disbursement instructions to Escrow Agent on behalf of each such party and (ii) providing standing wire instructions for each of the Company and Underwriter to be used for disbursements to said party. The Escrow Agent may act in reliance upon any signature on each Certificate believed by it to be genuine, and may assume that any person who has been designated by Underwriter or the Company to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions, including but not limited to, those contained on each Certificate. The Company and the Underwriter may update their respective Certificate by executing and delivering to the Escrow Agent an updated Certificate substantially in the form attached hereto as Exhibit C and/or Exhibit C-1. Until such time as Escrow Agent shall receive an updated Certificate, Escrow Agent shall be fully protected in relying without inquiry on the current Certificate on file with Escrow Agent.

(b) The Escrow Agent may seek confirmation of disbursement instructions by telephone call back to one of the authorized representatives set forth on each Certificate, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person(s) so designated. To ensure the accuracy of the instruction it receives, the Escrow Agent may record such call back. If the Escrow Agent is unable to verify the instruction, or is not satisfied in its sole discretion with the verification it receives, it will not execute the instruction until all issues have been resolved to its satisfaction. The Company and Underwriter agree that the foregoing procedures constitute commercially reasonable security procedures. Escrow Agent further agrees not to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Agreement) from any party inconsistent with the foregoing.

(c) The Escrow Agent may act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith. The Escrow Agent shall not be liable for any mistake of fact or error of judgment or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

(d) Underwriter and the Company agree to indemnify and hold the Escrow Agent harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses (including but not limited to reasonable attorney’s fees) claimed against or incurred by Escrow Agent arising out of or related, directly or indirectly, to this Escrow Agreement unless caused by the Escrow Agent’s gross negligence or willful misconduct.

(e) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to (i) refrain from taking any action other than to keep safely the Escrow Funds until it shall be directed otherwise by a court of competent jurisdiction, or (ii) deliver the Escrow Funds to a court of competent jurisdiction.

(f) The Escrow Agent shall have no duty, responsibility or obligation to interpret or enforce the terms of any agreement other than Escrow Agent’s obligations hereunder, and the Escrow Agent shall not be required to make a request that any monies be delivered to the Escrow Account, it being agreed that the sole duties and responsibilities of the Escrow Agent shall be to the extent not prohibited by applicable law (i) to accept checks or other instruments for the payment of money and wire transfers delivered to the Escrow Agent for the Escrow Account and deposit said checks and wire transfers into the non-interest bearing Escrow Account, and (ii) to disburse or refrain from disbursing the Escrow Funds as stated above, provided that the checks received by the Escrow Agent have been collected and are available for withdrawal.

4. Escrow Account Statements and Information. The Escrow Agent agrees to send to the Company and/or the Underwriter a copy of the Escrow Account periodic statement, upon request in accordance with the Escrow Agent’s regular practices for providing account statements to its non-escrow clients and to also provide the Company and/or Underwriter, or their designee, upon request other deposit account information, including Escrow Account balances, by telephone or by computer communication, to the extent practicable. The Company and Underwriter agree to complete and sign all forms or agreements required by the Escrow Agent for that purpose. The Company and Underwriter each consent to the Escrow Agent’s release of such Escrow Account information to any of the individuals designated by Company or Underwriter, which designation has been signed in accordance with Section 3(a) by any of the persons on the Company and Underwriter’s respective Certificate.  Further, the Company and Underwriter have an option to receive e-mail notification of incoming and outgoing wire transfers. If this e-mail notification service is requested and subsequently approved by the Escrow Agent, the Company and Underwriter agrees to provide a valid e-mail address and other information necessary to set-up this service and sign all forms and agreements required for such service. The Company and Underwriter each consent to the Escrow Agent’s release of wire transfer information to the designated e-mail address(es). The Escrow Agent’s liability for failure to comply with this section shall not exceed the cost of providing such information.

5. Resignation and Termination of the Escrow Agent. The Escrow Agent may resign at any time by giving 30 days’ prior written notice of such resignation to Underwriter and the Company. Upon providing such notice, the Escrow Agent shall have no further obligation hereunder except to hold as depositary the Escrow Funds that it receives until the end of such 30-day period. In such event, the Escrow Agent shall not take any action, other than receiving and depositing Investors checks and wire transfers in accordance with this Agreement, until the Company has designated a banking corporation, trust company, attorney or other person as successor. Upon receipt of such written designation signed by Underwriter and the Company, the Escrow Agent shall promptly deliver the Escrow Funds to such successor and shall thereafter have no further obligations hereunder. If such instructions are not received within 30 days following the effective date of such resignation, then the Escrow Agent may (i) deposit the Escrow Funds held by it pursuant to this Agreement with a clerk of a court of competent jurisdiction pending the appointment of a successor; or (ii) return all funds remaining in the Escrow Account to the Investors in the Offering, in the same manner as such funds were received (and Company and Underwriter agree to cooperate with Escrow Agent in providing any information required to facilitate such a return of funds to the Investors). In either case provided for in this Section, the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

6. Termination. The Company and Underwriter may terminate the appointment of the Escrow Agent hereunder upon written notice specifying the date upon which such termination shall take effect, which date shall be at least 30 days from the date of such notice. In the event of such termination, the Company and Underwriter shall, within 30 days of such notice, appoint a successor escrow agent and the Escrow Agent shall, upon receipt of written instructions signed by the Company and Underwriter, turn over to such successor escrow agent all of the Escrow Funds; provided, however, that if the Company and Underwriter fail to appoint a successor escrow agent within such 30-day period, such termination notice shall be null and void and the Escrow Agent shall continue to be bound by all of the provisions hereof. Upon receipt of the Escrow Funds, the successor escrow agent shall become the escrow agent hereunder and shall be bound by all of the provisions hereof and Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds and under this Agreement.

7. Investment. All funds received by the Escrow Agent shall be held only in non-interest bearing bank accounts at Signature Bank.

8. Compensation. Escrow Agent shall be entitled, for the duties to be performed by it hereunder, to a fee of $4,000.00, which fee shall be paid by the Company upon the signing of this Agreement. In addition, the Company shall be obligated to reimburse Escrow Agent for all fees, costs and expenses incurred or that become due in connection with this Agreement or the Escrow Account, including reasonable attorney’s fees. Neither the modification, cancellation, termination or rescission of this Agreement nor the resignation or termination of the Escrow Agent shall affect the right of Escrow Agent to retain the amount of any fee which has been paid, or to be reimbursed or paid any amount which has been incurred or becomes due, prior to the effective date of any such modification, cancellation, termination, resignation or rescission. To the extent the Escrow Agent has incurred any such expenses, or any such fee becomes due, prior to any closing, the Escrow Agent shall advise the Company and the Company shall direct all such amounts to be paid directly at any such closing.

9. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by facsimile (followed by first-class mail), by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested, to the addresses set forth below:

If to Underwriter:

Univest Securities, LLC

375 Park Avenue Unit 1502

New York, NY 10152

Attention: Edric Guo

Fax: 212-966-0648

If to the Company:

No. 11, Dongjiao East Road, Shuangxi, Shunchang, Nanping City_

Fujian Province, People’s Republic of China

Attention: Xuezhu Wang, Chairman

Fax:

If to Escrow Agent:

Signature Bank

950 Third Ave., 9th Floor

New York, NY 10022

Attention: John D. Gonzalez, GD - SVP

Fax: 646-822-1520

10. General.

(a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be entirely performed within such State, without regard to choice of law principles and any action brought hereunder shall be brought in the courts of the State of New York, located in the County of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum nonconveniens or any similar grounds and irrevocably consents to service of process by mail or in any manner permitted by applicable law and consents to the jurisdiction of said courts. EACH OF THE PARTIES HERETO HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(b) This Agreement sets forth the entire agreement and understanding of the parties with respect to the matters contained herein and supersedes all prior agreements, arrangements and understandings relating thereto.

(c) All of the terms and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto, as well as their respective successors and assigns.

(d) This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by each party hereto or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver of any party of any condition, or of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement. No party may assign any rights, duties or obligations hereunder unless all other parties have given their prior written consent.

(e) If any provision included in this Agreement proves to be invalid or unenforceable, it shall not affect the validity of the remaining provisions.

(f) This Agreement and any modification or amendment of this Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

11. Form of Signature. The parties hereto agree to accept a facsimile transmission copy of their respective actual signatures as evidence of their actual signatures to this Agreement and any modification or amendment of this Agreement; provided, however, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, promptly after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party.

12. No Third-Party Beneficiaries.  This Agreement is solely for the benefit of the parties and their respective successors and permitted assigns, and no other person has any right, benefit, priority, or interest under or because of the existence of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.

UNIVEST SECURITIES, LLC

By:
	Name:	Edric Guo
	Title:	COO

HAPPINESS BIOTECH GROUP LIMITED

By:
	Name:	Xuezhu Wang
	Title:	Chairman

SIGNATURE BANK

By:
	Name:	John D. Gonzalez
	Title:	Group Director - SVP

By:
	Name:	Sherry Ann Cavera
	Title:	Relationship Manager - VP

Schedule I

OFFERING DOCUMENTS

Schedule II

The Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by any one of the following on behalf of the Company and Underwriter.

HAPPINESS BIOTECH GROUP LIMITED

Name	True Signature

_________________________________	_________________________________

UNIVEST SECURITIES, LLC

Name	True Signatures

_________________________________	_________________________________

_________________________________	_________________________________

Exhibit A

EXTENSION NOTICE

Date:

Signature Bank

950 Third Ave., 9th Floor

New York, NY 10022______________

Attention: Sherry Ann Cavera, Relationship Manager - VP

Dear Ms. Cavera:

In accordance with the terms of Section 2(b) of an Escrow Deposit Agreement dated ___ _______, by and among Happiness Biotech Group Limited (the “Company”), Univest Securities, LLC (“Underwriter”), and Signature Bank (the “Escrow Agent”), the Company and Underwriter hereby notifies the Escrow Agent that the Termination Date has been extended to __________ __, 20__, the Final Termination Date.

Very truly yours,

Happiness Biotech Group Limited

By:_____________

Name:__________

Title:____________

Univest Securities LLC

By:_____________

Name:___________

Title:____________

Exhibit B

FORM OF ESCROW RELEASE NOTICE

Date:

Signature Bank

950 Third Ave., 9th Floor

New York, NY 10022Attention: Sherry Ann Cavera, Relationship Manager - VP

Dear Ms. Cavera:

In accordance with the terms of Section 2(c) of an Escrow Deposit Agreement dated as of ________ __, 20__ (the "Escrow Agreement"), by and among Happiness Biotech Group Limited (the “Company”), Univest Securities, LLC (“Underwriter”), and Signature Bank (the “Escrow Agent”), the Company and Underwriter hereby notify the Escrow Agent that the ________ closing will be held on ___________ for gross proceeds of $_________.

PLEASE DISTRIBUTE FUNDS BY WIRE TRANSFER AS FOLLOWS (wire instructions attached):

________________________:                          $

________________________:                          $

________________________:                          $

Very truly yours,

Happiness Biotech Group Limited

By:_____________

Name:__________

Title:____________

Univest Securities, LLC

By:_____________

Name:___________

Title:____________

EXHIBIT C

CERTIFICATE OF AUTHORIZED REPRESENTATIVES – COMPANY

Name	Signature	Initiate (Y/N)	Callback (Y/N)	Phone No.	Alt. Phone No.
Xuezhu Wang	______________	XW	______	+86 135 9939 4242	______________
______________	______________	______	______	______________	______________
______________	______________	______	______	______________	______________
______________	______________	______	______	______________	______________
______________	______________	______	______	______________	______________

STANDING WIRE INSTRUCTIONS FOR COMPANY

In accordance with Section 3(a) of the Agreement disbursements to Company by wire transfer must be sent in accordance with the following wire instructions:

Bank Name:	Citibank N.A. Hong Kong Branch
Bank Address:	9/F Citi Tower, One Bay East, 83 Hoi Bun Road, Kwun Tong, Kowloon, Hong Kong
ABA Number:	[_________]
SWIFT CODE:	CITIHKHXXXX
Account Number:	1093230015
Account Name:	Happiness Biotech Group Limited

EXHIBIT C-1

CERTIFICATE OF AUTHORIZED REPRESENTATIVES – UNDERWRITER

Name	Signature	Initiate (Y/N)	Callback (Y/N)	Phone No.	Alt. Phone No.
______________	______________	______	______	______________	______________
______________	______________	______	______	______________	______________
______________	______________	______	______	______________	______________
______________	______________	______	______	______________	______________
______________	______________	______	______	______________	______________

STANDING WIRE INSTRUCTIONS FOR UNDERWRITER

In accordance with Section 3(a) of the Agreement disbursements to Underwriter by wire transfer must be sent in accordance with the following wire instructions:

Bank Name:	[_________]
Bank Address:	[_________]
ABA Number:	[_________]
Account Number:	[_________]
Account Name:	[_________]